UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Equity Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 300

Wichita, Kansas 67207

March 22, 2019

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Equity Bancshares, Inc.:

Notice is hereby given that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Equity Bancshares, Inc. (the “Company”) will be held on April 24, 2019 at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206. The Annual Meeting is being held for the following purposes:

1.

To elect four Class I members of the Company’s Board of Directors to serve until the Company’s 2022 Annual Meeting of Stockholders, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To approve the Equity Bancshares, Inc. 2019 Employee Stock Purchase Plan; and

4.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

These proposals are described in the accompanying proxy statement. The Board of Directors has fixed the close of business on March 13, 2019, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Company’s principal executive offices for ten days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; however, whether or not you expect to attend the Annual Meeting in person, you are urged to submit your proxy so that your shares of stock may be represented and voted in accordance with your preferences and in order to help establish the presence of a quorum at the Annual Meeting. You can vote your shares by properly completing, signing and returning the enclosed proxy card or voting via the Internet pursuant to the instructions provided on the enclosed proxy card. If you attend the Annual Meeting and would like to vote in person, you may do so even if you have already dated, signed and returned your proxy card.

By Order of the Board of Directors,

Brad S. Elliott

Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

You are cordially invited and urged to attend the Annual Meeting. Your participation in the Company’s affairs is important. Whether or not you plan to attend the Annual Meeting, please vote by completing, dating and signing the enclosed proxy card and promptly mailing it in the enclosed envelope, or via the Internet pursuant to the instructions provided on the enclosed proxy card. You can revoke your proxy in writing at any time before the Annual Meeting, so long as your written request is received by our corporate secretary before the call to order of the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned the proxy card.

EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 300

Wichita, Kansas 67207

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement (this “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Equity Bancshares, Inc. for use at the Equity Bancshares, Inc. 2019 Annual Meeting of Stockholders (the “Annual Meeting”). In this Proxy Statement, references to “Equity,” the “Company,” “we,” “us,” “our” and similar expressions refer to Equity Bancshares, Inc., unless the context or a particular reference provides otherwise. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”).

The Board requests your proxy for the Annual Meeting that will be held on April 24, 2019, at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206, for the purposes set forth in the accompanying notice (the “Notice”) and described in this Proxy Statement. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement, Notice of Annual Meeting and Proxy Card are being mailed and released to stockholders on or about March 26, 2019.

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy.

Brokers are not permitted to vote your shares for discretionary matters, which include the election of directors, without your instructions as to how to vote. Please return your proxy card or vote via the Internet so that your vote can be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, APRIL 24, 2019.

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information at investor.equitybank.com:

•	Notice of 2019 Annual Meeting of Stockholders to be held on Wednesday, April 24, 2019;

•	Proxy Statement for 2019 Annual Meeting of Stockholders to be held on Wednesday, April 24, 2019;

•	Form of Proxy; and

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

ABOUT THE ANNUAL MEETING

When and where will the meeting be held?

The Annual Meeting will be held on April 24, 2019 at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that describes the matters to be voted upon at the Annual Meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign a proxy card to vote your stock at a meeting of the Company’s stockholders.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

1.

To elect four Class I members of the Company’s Board to serve until the Company’s 2022 Annual Meeting of Stockholders, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To approve the Equity Bancshares, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”); and

4.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is a record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 13, 2019 (the “Record Date”). The Record Date is established by the Board as required by the Company’s Second Amended and Restated Articles of Incorporation (the “Articles”), Amended and Restated Bylaws (the “Bylaws”) and Kansas law. On the Record Date, 15,803,587 shares of Class A Common Stock were outstanding.

Who is entitled to vote at the annual meeting?

Holders of Class A Common Stock as of the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting. The Company’s Articles prohibit cumulative voting in the election of directors by the common stock of the Company.

The holders of at least one-half of the outstanding shares of Class A Common Stock must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. At any meeting of the Company’s stockholders, whether or not a quorum is present, the chairman of the meeting or the holders of a majority of the Class A Common Stock, present in person or represented by proxy and entitled to vote at the meeting, may adjourn the meeting from time to time without notice or other announcement.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer and Trust Company (“Continental”), the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by Continental at the Company’s request. On the Record Date, the Company had 276 holders of record.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions it included in the mailing or by following its instructions for voting.

What is householding?

Some banks, brokers and other nominee record holders may be “householding” our proxy statements, annual reports and related materials. “Householding” means that only one copy of these documents may have been sent to multiple stockholders in one household. If you would like to receive your own set of Equity’s proxy statement, annual report and related materials, or if you share an address with another Equity stockholder and together both of you would like to receive only a single set of these documents, please contact your bank, broker or other nominee.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to Item 2—the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Item 1—the election of directors to the Company’s Board or Item 3—the approval of the ESPP.

How do I vote my shares?

If you are a record holder, you may vote your Class A Common Stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you have two ways to vote:

•	mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope; or

•	go to the website www.cstproxyvote.com and follow the instructions for Internet voting on that website.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your Class A Common Stock at the Annual Meeting in accordance with your instructions. The Board has appointed Brad S. Elliott and Gregory H. Kossover to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. Please note that Internet voting will close at 10:59 p.m., Central Time, on April 23, 2019. If you complete all of the proxy card except for one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker will be unable to vote your shares with respect to the proposal as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares with respect to Item 2—the ratification of the appointment of Crowe LLP.

If your shares of common stock are held in “street name,” your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your proxy card or voting instruction card.

Alternatively, if you hold your shares in “street name” and you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the inspectors of election appointed for the Annual Meeting. Votes for each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares as discussed above.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the election of directors, you may vote for the election of each nominee, against the election of each nominee, or abstain from voting for the election of each nominee. With respect to each of the other proposals, you may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Item 1—FOR the election of each nominee for director;

Item 2—FOR the ratification of the appointment of Crowe LLP; and

Item 3—FOR the approval of the ESPP.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Item 1—FOR the election of each nominee for director;

Item 2—FOR the ratification of the appointment of Crowe LLP; and

Item 3—FOR the approval of the ESPP.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote on Item 2—the ratification of the appointment of Crowe LLP.

May I change my vote after I have submitted my proxy card?

Yes. Each stockholder giving a proxy has the power to revoke it at any time before the Annual Meeting is called to order. This revocation is effective upon receipt, at any time before the Annual Meeting is called to order, by our corporate secretary of either (1) an instrument revoking the proxy, (2) a duly executed proxy bearing a later date than the preceding proxy, (3) logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically and following the instructions indicated on the proxy card, or (4) attending the Annual Meeting and voting your shares in person. Your attendance alone at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the corporate secretary of the Company before the Annual Meeting is called to order.

All written notices of revocation and other communications with respect to revocation or proxies should be sent to: Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207, Attention: Corporate Secretary. If you are a “street name” holder, contact your bank, broker or other nominee so that they can provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting.

Item 1: The election of each nominee for director will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

Item 2: The ratification of Crowe LLP’s appointment as the Company’s independent registered public accounting firm will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

Item 3: The approval of the ESPP will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

What is a quorum?

Generally, a quorum is defined as the number of shares that are required to be present at the Annual Meeting so that the results of voting on a particular proposal at the Annual Meeting will be deemed to be the act of the stockholders as a whole. With respect to Equity, a quorum is determined by counting the relevant number of shares of Class A Common Stock represented in person or by proxy at the Annual Meeting. If you submit a properly executed proxy card (via mail or the Internet), you will be considered part of the quorum even if do not attend the Annual Meeting. The presence in person or by proxy of one-half of the Class A Common Stock outstanding on the Record Date will constitute a quorum.

How are broker non-votes and abstentions treated?

Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. The only routine matter to be presented at the Annual Meeting is Item 2—the ratification of the appointment of the independent registered public accounting firm. If you hold shares in “street name” and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting with respect to all of the proposals to be considered at the Annual Meeting. However, broker non-votes will not be counted for purposes of determining the number of shares of stock having voting power present in person or represented by proxy.

For matters requiring the affirmative vote of the majority of stock having voting power present in person or represented by proxy, abstentions are included in the denominator as shares “present” or “represented” and have the same practical effect as a vote “against” a proposal.

Item 1: An abstention with respect to one or more nominees for director will have the effect of a vote against such nominee or nominees. A broker non-vote will not affect the outcome of this proposal.

Item 2: Any abstentions will have the effect of a vote against the proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Item 3: An abstention with respect to the proposal to approve the ESPP will have the effect of a vote against such proposal. A broker non-vote will not affect the outcome of this proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of soliciting stockholder proxies. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. This proxy solicitation is made by the Board and the cost of this solicitation is being borne by the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s Class A Common Stock. We also may engage a proxy solicitation firm to assist us with the solicitation of proxies and, if so, would expect to pay that firm approximately $20,000 for its services, plus out-of-pocket expenses.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company in accordance with our Bylaws. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company intends to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement and the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please write to Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207, Attention: Jacob Willis, Investor Relations Officer or call (316) 779-1676 and ask for Jacob Willis.

ITEM ONE: ELECTION OF DIRECTORS

Classification of the Company’s Directors

In accordance with the terms of our Articles, our Board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms, and is divided as follows:

•	The Class I directors are James L. Berglund, Jerry P. Maland and Shawn D. Penner. Their term will expire at this year’s Annual Meeting;

•	The Class II directors are Brad S. Elliott, Gregory H. Kossover and Harvey R. Sorensen. Their term will expire at the Annual Meeting of Stockholders to be held in 2021; and

•	The Class III directors are Gary C. Allerheiligen, Jeff A. Bloomer and Gregory L. Gaeddert. Their term will expire at the Annual Meeting of Stockholders to be held in 2020.

Election Procedures; Term of Office

At each annual meeting of stockholders, or special meeting in lieu thereof, upon the expiration of the term of a class of directors, the successors to such directors will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and the election and qualification of his or her successor or until such director’s earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed by the Board among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The Corporate Governance and Nominating Committee has recommended to the independent members of our Board, and the independent members of the Board, meeting in an executive session, have approved the nomination of James L. Berglund, Randee R. Koger, Jerry P. Maland and Shawn D. Penner to fill the Class I director seats, and the independent members of the Board recommend these nominees for election by our stockholders as members of the Board. Messrs. Berglund, Maland and Penner currently serve as Class I directors. Ms. Koger previously served as a director of the Company and currently serves as a director of Equity Bank. The Class I nominees, if elected at the Annual Meeting, will serve until the 2022 Annual Meeting of Stockholders.

Each Class I nominee receiving the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting will be elected. Unless instructed to abstain or vote against one or more of the nominees, all shares of Class A Common Stock represented by proxy will be voted FOR the election of the nominees. If instructed to abstain or vote against one or more but not all of the nominees, all shares of Class A Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom no instruction to abstain or vote against has been given.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board. The Board has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled by the affirmative vote of the majority of the directors then in office, even if the remaining directors constitute less than a quorum of the full Board. In accordance with our Articles, the term of a director elected to fill a vacancy shall expire upon the expiration of the term of office of the class of directors in which such vacancy occurred.

In accordance with the terms of the Agreement and Plan of Reorganization, dated July 14, 2016, by and between the Company and Community First Bancshares, Inc. (“Community”), the Company agreed to appoint two directors of Community to the Company’s Board in connection with the closing of the merger. Accordingly, the Company appointed Dan R. Bowers and Jerry P. Maland to its Board. Messrs. Bowers and Maland were eligible to serve in such capacity until the annual meeting of stockholders of the Company following the merger in which their respective class of directors was subject to nomination and election. Mr. Maland was appointed to be a Class II director and his original term would have expired at the 2018 annual meeting; however, in connection with last year’s Board restructuring, Mr. Maland transferred to a Class I director with a term that will expire at this year’s Annual Meeting. Mr. Bowers voluntarily resigned from the Company’s Board in connection with last year’s restructuring of the Board. Mr. Maland was also appointed to serve on the board of directors of Equity Bank, the Company’s wholly-owned subsidiary, under the terms of such merger agreement.

Nominees for Election

The following table sets forth the name, age, position with the Company and director class for each nominee for election as a Class I director of the Company:

Name	Age	Current Position(s) with Equity	Class
James L. Berglund	84	Director	I
Randee R. Koger	57	Director of Equity Bank	N/A
Jerry P. Maland	69	Director	I
Shawn D. Penner	49	Director	I

The biography of each of the director nominees set forth below contains information regarding the person’s service as a director and/or executive officer, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance and Nominating Committee and the Board to determine that the person should serve as a director.

James L. Berglund has served as a member of our Board since 2007. He worked for Sunflower Bank for thirty-five (35) years, serving as President and Chief Executive Officer for twenty of those years. Since his retirement from Sunflower Bank in 2005, Mr. Berglund has served as lending consultant and on the board of directors of the State Bank of Osborne, Kansas. Mr. Berglund holds a Bachelor of Science in Business and a Juris Doctor from the University of Kansas. Mr. Berglund’s extensive banking experience and knowledge of the Kansas banking industry qualify him to serve on our Board.

Randee R. Koger has served as a member of the board of directors of Equity Bank since 2003 and Ms. Koger served as a member of the Board from 2003 until 2018. Ms. Koger is currently a partner with the law firm of Wise & Reber, L.C. where she has practiced since 1991. Ms. Koger is a certified public accountant (currently inactive) and is a graduate of Oklahoma State University and the University of Tulsa College of Law. She has served on numerous civic and charitable boards and is the past president of the Tax Section of the Kansas Bar Association, the McPherson Chamber of Commerce and United Way of McPherson County. Ms. Koger brings legal, accounting and tax experience to the Board, providing oversight to our financial reporting, enterprise and operational risk management.

Jerry P. Maland was appointed to the Company’s Board upon the closing of the merger of the Company and Community First Bancshares, Inc. Mr. Maland served as a director on the board of Community First Bancshares, Inc. since its formation in 1997, and served as Chairman of the Board for Community First Bank and Community First Bancshares, Inc. Mr. Maland is the former owner of McDonald’s restaurants in Harrison, Berryville, and Eureka Springs. He previously served on the Board of Directors of Security Bank and First Commercial Corporation from 1984 until forming Community First Bank in 1997. Mr. Maland is a 1972 graduate of Luther College in Decorah, Iowa. A resident of Harrison, Arkansas for more than thirty-six (36) years, Mr. Maland has been active in the Harrison community and has served on the boards of the Chamber of Commerce, the City Advertising and Promotion Committee, the Harrison Parks and Recreation Commission, Boone County United Way, Boone County Special Services, American Legion Baseball and Consolidated Youth.

Shawn D. Penner has served as a member of our Board since 2003. Mr. Penner is the owner of Shamrock Development, LLC, a real estate development firm, which he founded in 1997. He also serves as a director of First Federal of Olathe Bancorp, Inc., First Federal Savings and Loan Bank, and GPV, Inc. From 1993 to 1994, Mr. Penner worked as a national bank examiner for the Office of the Comptroller of the Currency. Mr. Penner graduated from Wichita State University with a Bachelors of Business Administration and a Master of Business of Administration degrees. He currently serves as a member of the Executive Board of the Wichita State University Alumni Association. Mr. Penner brings experience as an executive and local knowledge of our markets as well as bank regulatory and investment experience to the Board.

Vote Required

The election of each nominee for director will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to one or more nominees for director will have the effect of a vote against such nominee or nominees. A broker non-vote will not affect the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our Class II and Class III directors whose terms of office do not expire at the Annual Meeting, and the executive officers of the Company who are not also directors:

Name	Age	Position(s) with the Company	Class	Director’s Term Expires
Directors Continuing until 2020:
Gary C. Allerheiligen	71	Director	III	2020
Jeff A. Bloomer	61	Director	III	2020
Gregory L. Gaeddert	57	Director	III	2020

Directors Continuing until 2021:
Brad S. Elliott	52	Chairman and Chief Executive Officer	II	2021
Gregory H. Kossover	56	Executive Vice President and Chief Financial Officer	II	2021
Harvey R. Sorensen	71	Director	II	2021

Non-Director Executive Officers:
Craig L. Anderson	59	Executive Vice President and Chief Operating Officer
John M. Blakeney	69	Executive Vice President and Chief Information Officer
Wendell L. Bontrager	50	Equity Bank President
Patrick J. Harbert	45	President, Community Markets
Julie A. Huber	49	Executive Vice President, Strategic Initiatives
Jennifer A. Johnson	55	Equity Bank Executive Vice President and Chief Services Officer
Rolando Mayans	68	Executive Vice President and Chief Risk Officer
Craig P. Mayo	56	Executive Vice President and Chief Credit Officer
Gaylyn K. McGregor	50	Executive Vice President, Trust and Wealth Management
Brett A. Reber	59	General Counsel

Set forth below is the background, business experience, attributes, qualifications and skills of the Company’s continuing directors and executive officers. Executive officers serve at the discretion of the Board.

Directors Continuing in Office Until the 2020 Annual Meeting

Gary C. Allerheiligen has served as a member of our Board since 2014. Mr. Allerheiligen was a partner at Grant Thornton LLP from 1987 to his retirement in 2010, where he most recently served as a managing partner. Mr. Allerheiligen is a certified public accountant and is the past Chairman of the Board of the Kansas Society of Certified Public Accountants (“KSCPA”) and has served as the KSCPA’s elected member to the governing council of the American Institute of Certified Public Accountants. He also serves on the Board of Directors for the Orpheum Center for the Performing Arts and Forward Wichita, Inc. He is a former member of the School of Business Advisory Board at Emporia State University. Mr. Allerheiligen holds a Bachelor of Science in Business from Emporia State University. Mr. Allerheiligen’s experience and qualifications provide sound leadership to the board of Directors. In addition, as a certified public accountant, Mr. Allerheiligen brings extensive accounting, management, strategic planning and financial skills important to the oversight of our financial reporting, enterprise and operational risk management.

Jeff A. Bloomer has served as a member of our Board since 2014. Since 2008, Mr. Bloomer has worked for Sunrise Oilfield Supply and is currently its President and Chief Operating Officer. Prior to 2008, Mr. Bloomer was Chief Operating Officer of Leslie Rudd Investment Company. Before joining Leslie Rudd Investment Company, he was Chief Executive Officer of IFR Systems, Inc., a NASDAQ listed company. Mr. Bloomer serves on the board of the Kansas Independent Oil and Gas Association and as a trustee of the Sedgwick County Zoo. He graduated from Emporia State University with a Bachelor of Science degree in Mathematics. Mr. Bloomer’s leadership experience of a NASDAQ listed company and diversified business experience qualifies him to serve on our Board.

Gregory L. Gaeddert has served as a member of our Board since 2007. Mr. Gaeddert has served as Managing Partner of B12 Capital Partners, LLC since 2006. Prior to co-founding B12 Capital Partners, LLC in 2006, Mr. Gaeddert was employed in various capacities by Commerce Bancshares, Inc. and its affiliates, including serving as Kansas City officer manager for its private equity arm, Capital For Business, Inc. He also served in various management roles for Commerce Bank in Wichita and Kansas City, including serving as Executive Vice President and Commercial Group Manager, Executive Committee and Senior Loan Committee member for the Wichita Bank. Mr. Gaeddert currently serves on the board of directors of Great Plains Ventures, Inc., IBT Industrial Solutions and several of B12 Capital Partners’ portfolio companies. Mr. Gaeddert graduated from Bethel College with a degree in Economics and Business Administration and he earned a Master of Business Administration degree from the University of Kansas. His experience and qualifications provide sound leadership to the Board. In addition, Mr. Gaeddert brings strong investment, accounting and financial skills important to the oversight of our financial reporting, enterprise and operational risk management.

Directors Continuing in Office Until the 2021 Annual Meeting

Brad S. Elliott is our founder, Chairman and Chief Executive Officer. He also serves as Chairman and Chief Executive Officer of Equity Bank. Before founding the Company in 2002, Mr. Elliott served as Director of Marketing at Koch Industries, Inc., a privately-held multinational corporation. Prior to joining Koch Industries, Inc., he served as a Regional President at Sunflower Bank, a community bank with locations throughout Kansas, Colorado and Missouri. Prior to joining Sunflower Bank, Mr. Elliott was employed in various capacities by Home State Bank and Trust for six years following graduation from McPherson College with a Bachelor of Science degree in Finance and Management. Mr. Elliott is also a graduate of the Stonier Graduate School of Banking. He has served on the board of directors for the Wichita Area Chamber of Commerce, the Wichita State University Shocker Athletic Scholarship Organization, PCS Advisory Board, Via Christi Health, and the Kansas Bankers Association. Mr. Elliott adds financial services experience, especially lending, asset and liability management to the Board, as well as a deep understanding of the Company’s business and operations. Mr. Elliott also brings risk and operations management and strategic planning expertise to the Board, skills that are important as we continue to implement our business strategy and acquire and integrate growth opportunities.

Gregory H. Kossover has served as Executive Vice President and Chief Financial Officer and as Executive Vice President of Equity Bank since October 2013. He has served as a member of our Board since December 2011. Prior to joining the Company, Mr. Kossover served as President of Physicians Development Group, a builder and manager of senior living facilities in the Wichita, Kansas metropolitan area, from 2012 to 2013. From 2004 to 2011 he served as Chief Executive Officer of Value Place, LLC, one of the largest economy extended stay lodging franchises in the United States. Mr. Kossover previously served as Treasurer of Western Financial Corporation, a publicly-held thrift holding company. Mr. Kossover graduated from Emporia State University with a Bachelor of Science degree in Accounting and has successfully completed the Uniform Certified Public Accountants exam. Mr. Kossover’s leadership and financial experience provide important oversight of our financial reporting and enterprise and operational risk management to the Board.

Harvey R. Sorensen has served as a member of our Board since 2003. Mr. Sorensen has been a partner of Foulston Siefkin LLP, Kansas’s largest law firm, since 1978. His practice focuses on mergers and acquisitions, private equity transactions, venture capital investments and tax matters. Mr. Sorensen is a graduate of the Northwestern University School of Law, the Boston University Graduate School of Management and Beloit College. He is active in a variety of civic and charitable organizations and currently serves as Chairman of The Orpheum Theatre Board of Directors. Mr. Sorensen provides the Board with mergers and acquisitions and corporate governance experience in addition to his active involvement in many professional, civic and charitable organizations.

Non-Director Executive Officers

Craig L. Anderson joined the Company in 2018. Previously, Mr. Anderson served as President, Commercial Banking – Eastern Region for UMB beginning in 2017, overseeing commercial banking divisions in Missouri, Kansas, Nebraska, Oklahoma and Illinois. Mr. Anderson managed national specialty lending businesses and developed products and strategies for specialty agribusiness, health care and aviation lines. Prior to this, he served as President, Commercial Banking beginning in 2011 in Kansas City, Missouri and President, Regional Banking in Denver, Colorado. Mr. Anderson also served as Chairman and CEO of UMB National Bank of America in Salina, Kansas from 2001 through 2009, operating out of Wichita. Mr. Anderson is an alumnus of the University of Colorado – Graduate School of Banking in Boulder, Colorado and a graduate of Southwestern College in Winfield, Kansas. He has been involved in numerous community involvement efforts, including the Greater Kansas City and Mile High United Way chapters, service on the executive committee of YPO Gold, and has served as a board member and held key leadership positions with Music Theater of Wichita, Junior Achievement of Wichita, and Arts Partners of Wichita.

John M. Blakeney joined the Company in August 2017 and serves as Executive Vice President and Chief Information Officer, overseeing all technology supporting Equity Bank. Before joining the Company, he was with CoreFirst Bank & Trust where he joined as Chief Information Officer in 2012 and was promoted to Executive Vice President and Chief Operations Officer in 2014. Before CoreFirst Bank & Trust, Mr. Blakeney worked as an independent contractor for two years, as Chief Information Officer for Commerce Bank of Kansas City, Missouri for six years, and as Chief Information Officer of the telecommunications company, INFOnxx for five years. He graduated from Union College with an Associate of Science degree in Chemistry and Kean University with a Bachelor of Science degree in Management Information Science. Mr. Blakeney is also a graduate the Wharton School of the University of Pennsylvania where he earned his Master of Business Administration. He is a co-inventor on seventeen technical and business process patents.

Wendell L. Bontrager has served as Equity Bank President and director of Equity Bank since February 2017. Mr. Bontrager joined Equity Bank from Old National Bank where he served as Region President from 2014 to 2017. Prior to Old National Bank, Mr. Bontrager was the Executive Vice President and Chief Lending Officer of Tower Bank & Trust Company from 2008 to 2014. Mr. Bontrager is a graduate of Goshen College.

Patrick J. Harbert has served as Executive Vice President and Community Markets President of Equity Bank since 2003. Prior to joining the Company, he was the Dodge City Market President for Sunflower Bank from June 1998 to August 2003. He graduated from Friends University with a Bachelor of Arts degree in Business, and he is also a graduate of the Graduate School of Banking at Colorado and the Bank Leaders of Kansas, which is sponsored by the Kansas Bankers Association. Mr. Harbert was elected to the Kansas Bankers Association Board of Directors in 2014 to serve a three year term.

Julie A. Huber serves as Executive Vice President, Strategic Initiatives. Ms. Huber joined Equity Bank in 2003 and has served in a variety of leadership roles for Equity Bank over a period of sixteen years, including overseeing our operations, human resources, compliance functions, and sales and training, and has managed the integration process for each community bank we have acquired. Ms. Huber served as President of Signature Bank following our acquisition of Signature Bank in 2007. Prior to joining the Company, Ms. Huber most recently served as the executive of Sunflower Bank responsible for the retail, operational, compliance and security functions. Ms. Huber graduated from McPherson College with a Bachelor of Science degree in Business Administration and History, received her Master of Business Administration from Baker University in 2014 and is a graduate of the Stonier Graduate School of Banking and the Bank Leaders of Kansas. Ms. Huber currently serves as President of the Andover Advantage Foundation in Andover, Kansas and is a Business Plan Advisor with Youth Entrepreneurs.

Jennifer A. Johnson has served as Executive Vice President, Chief Operations Officer and Chief Information Officer of Equity Bank since January 2012. Ms. Johnson previously served as the Executive Vice President, Chief Operations Officer and Chief Information Officer of Sunflower Bank where she was employed for twenty-seven years. She graduated from Benedictine College with a Bachelor of Arts degree in Business and earned a Master of Business Administration degree from Kansas Wesleyan University. Ms. Johnson was honored as the 2007 Women of Achievement in Business and Industry and Kansas State University Alumni Fellow for the College of Technology. Ms. Johnson is a graduate of the Stonier Graduate School of Banking.

Rolando Mayans has served as Executive Vice President and Chief Risk Officer of Equity Bank since 2013. From 2009 to 2013, Mr. Mayans served as Chief Lending Officer for First National Bank of Hutchinson in Hutchinson, Kansas. He previously served as Chief Credit Officer of Equity Bank from 2006 to 2009. Mr. Mayans previously served as Chief Auditor for Fourth Financial Corporation and Bank IV and was instrumental in leading their due diligence efforts in connection with acquisitions. Mr. Mayans earned a Bachelor of Arts and a Masters in Accounting from Wichita State University. He is also a certified public accountant.

Craig P. Mayo joined the Company in March 2018. Mr. Mayo served as Executive Vice President and Chief Credit Officer for Investors Community Bank beginning in 2014, overseeing the bank’s overall credit quality and played a key role in helping the bank grow from two branches and $757 million of assets in 2013 to four branches and $1.4 billion of assets in 2017. Prior to joining Investors Community Bank in 2011, Mr. Mayo served as a Vice President and Special Loans Officer with Citizens Bank in Green Bay, Wisconsin. Mr. Mayo has spent more than thirty years in the financial industry, including roles in mortgage origination and commercial lending as well as credit analyst, loan review officer, and special assets. Mr. Mayo began his banking career with Northfield Savings Bank in 1984. Mr. Mayo graduated from the Wisconsin Graduate School of Banking in 2016, and the Agricultural Lending School at the School of Banking in Topeka, Kansas, and he is an alumnus of Middlebury College in Middlebury, Vermont.

Gaylyn K. McGregor serves as Executive Vice President for the Company and is currently the Director of Trust and Wealth Management for Equity Bank, overseeing the vision and execution of the investment, fiduciary, financial planning and private banking sectors of the Company. Prior to joining the Company, she held a similar role for Commerce Trust Company in its Kansas region. As an accomplished relationship manager and financial professional, Ms. McGregor has also served on several community boards and committees, including the Wichita Zoological Society, Junior League of Wichita, Mark Arts, Habitat for Humanity, Music Theater of Wichita and the American Heart Association. Ms. McGregor graduated from the University of North Dakota with a Bachelor of Business Administration.

Brett A. Reber joined the Company in October 2018 and serves as General Counsel. Prior to joining the Company, he practiced for 30 years with Wise & Reber, L.C., a full-service commercial and civil law firm in McPherson Kansas, as the firm’s managing member. He graduated from the University of Kansas with a Bachelors in General Studies Degree and earned his Juris Doctor degree from the University of Tulsa College of Law. Following law school, Mr. Reber served as a law clerk to the United States District Court Judge Thomas R. Brett in the Northern District of Oklahoma. He has been active in bar association activities and has served as the President of the Kansas Bar Association Young Lawyers Section. He is a Fellow of the Kansas Bar Foundation and American Bar Foundation, and is a member of the American, Kansas, and Oklahoma bar associations, and the Kansas Association of Defense Counsel. Mr. Reber is active in state and local community affairs. He is a trustee of the Julia J. Mingenback Foundation and Director of the McPherson Industrial Development Company.

CORPORATE GOVERNANCE

Risk Management and Oversight

Our Board is responsible for oversight of management and the business and affairs of the Company, including those relating to management of risk. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, the Risk Management Committee and Audit Committee assist the Board in monitoring the effectiveness of the Company’s identification and management of risk, including financial and other business risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive and employee compensation plans and arrangements, and periodically reviews these arrangements to evaluate whether incentive or other forms of compensation encourage unnecessary or excessive risk taking by the Company. Our Corporate Governance and Nominating Committee monitors the risks associated with the independence of our Board and our Credit Committee oversees our general credit risk management policies and other credit related risks. Management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Meetings of the Board

The Board held nine regular meetings and five special meetings during 2018. There was no director who attended less than 75% of the aggregate of the (i) total number of meetings of the Board and (ii)  total number of meetings held by committees on which he or she served.

Leadership Structure

Our Board meets at least eight times a year, and the board of directors of Equity Bank also meets at least eight times a year. Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes that it is in the best interests of our organization to make that determination from time to time based on the position and direction of our organization and the membership of the Board. The Board has determined that having our Chief Executive Officer serve as Chairman of the Board is in the best interests of our stockholders at this time. This structure makes best use of the Chief Executive Officer’s extensive knowledge of our organization and the banking industry. The Board views this arrangement as also providing an efficient nexus between our organization and the Board, enabling the Board to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before the Board in a timely manner.

Committees of the Board

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, Credit Committee and Risk Management Committee. Our Board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

Our Audit Committee consists of Gary C. Allerheiligen, Gregory L. Gaeddert and Harvey R. Sorensen, with Mr. Allerheiligen serving as chair of the Audit Committee. Our Audit Committee has responsibility for, among other things:

•	selecting and hiring our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	evaluating the qualifications, performance and independence of our independent registered public accounting firm;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures;

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discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results; and

•	preparing the Audit Committee report required by the SEC to be included in our annual proxy statement.

Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable NASDAQ Stock Market LLC (“NASDAQ”) rules require our Audit Committee to be composed entirely of independent directors. Our Board has affirmatively determined that each of the members of our Audit Committee meet the definition of “independent directors” under the rules of the NASDAQ and for purposes of serving on an Audit Committee under applicable SEC rules. Our Board also has determined that Mr. Berglund qualifies as an “audit committee financial expert” as defined by the SEC.

Our Board has adopted a written charter for our Audit Committee, which is available on our corporate website at investor.equitybank.com. The Audit Committee held five meetings during 2018.

Compensation Committee

Our Compensation Committee consists of Gary C. Allerheiligen, Jerry P. Maland and Harvey R. Sorensen, with Mr. Sorensen serving as chair of the committee. The Compensation Committee is responsible for, among other things:

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reviewing and approving compensation of our executive officers including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change in control arrangements, and any other benefits, compensation or arrangements;

•	reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;

•	evaluating the compensation of our directors;

•	reviewing and discussing annually with management our executive compensation disclosure required by SEC rules; and

•	administrating, reviewing and making recommendations with respect to our equity compensation plans.

Our Board has evaluated the independence of the members of our Compensation Committee and has determined that each of the members of our Compensation Committee is an “independent director” under the NASDAQ standards. The members of the Compensation Committee also satisfy the independence requirements and additional independence criteria under Rule 10C-1 under the Exchange Act, qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).

The Compensation Committee has sole and exclusive authority to retain compensation consultants, legal counsel or other advisers, including the authority to provide appropriate funding, as determined by the Compensation Committee, for the payment of reasonable compensation to such compensation consultants, legal counsel and other advisers. When determining whether to engage any compensation consultant, legal counsel or other adviser, the Compensation Committee is required to consider all factors relevant to that person’s independence from management and compliance with applicable law and regulations. In 2018, the Compensation Committee engaged Meridian Compensation Partners LLC (“Meridian”) to provided compensation consulting services. Please see the discussion of the consulting services provided to the Compensation Committee by Meridian under the section titled “Executive Compensation and Other Matters—Role of Independent Compensation Consultant.”

Our Board has adopted a written charter for our Compensation Committee, which is available on our corporate website at investor.equitybank.com. The Compensation Committee held six meetings during 2018.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee consists of James L. Berglund, Brad S. Elliott, Gregory L. Gaeddert and Shawn D. Penner, with Mr. Penner serving as chair of the committee. The Corporate Governance and Nominating Committee is responsible for, among other things:

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assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board for the approval of such recommendation by a majority of the independent directors;

•	reviewing periodically the corporate governance principles adopted by the Board and developing and recommending governance principles applicable to our Board;

•	overseeing the evaluation of our Board; and

•	recommending members for each board committee of our Board.

Our Board has evaluated the independence of the members of our Corporate Governance and Nominating Committee and has determined that each of the members of our Corporate Governance and Nominating Committee, other than Brad S. Elliott, is “independent” under the NASDAQ standards.

Our Board has adopted a written charter for our Corporate Governance and Nominating Committee, which is available on our corporate website at investor.equitybank.com. The Corporate Governance and Nominating Committee held four meetings during 2018.

Credit Committee

The Credit Committee of Equity Bank consists of Craig L. Anderson, James L. Berglund, Wendell L. Bontrager, Danny R. Criner, Brad S. Elliott, Julie A. Huber, Gregory H. Kossover, Craig P. Mayo and Shawn D. Penner, with Mr. Mayo serving as chair of the committee. The Credit Committee is responsible for, among other things:

•	assisting the Board in fulfilling its oversight responsibilities;

•	reviewing and approving credits above Board-specified dollar limits;

•	monitoring the performance and quality of Equity Bank’s credit portfolio;

•	reviewing and assessing the adequacy of the allowance for loan losses; and

•	overseeing the administration and effectiveness of, and compliance with, Equity Bank’s credit policies.

Risk Management Committee

Our Risk Management Committee consists of Gary C. Allerheiligen, Jeff A. Bloomer, Brad S. Elliott, Greggory L. Gaeddert and Gregory H. Kossover, with Mr. Gaeddert serving as chair of the committee. The Risk Management Committee is responsible for, among other things:

•	overseeing the Company’s risk management framework, including policies and practices relating to the identification, measurement, monitoring and controlling the Company’s principal business risks;

•	ensuring that the Company’s risk management framework is commensurate with its structure, risk profile, complexity, activities and size; and

•	providing an open forum for communications between management, third parties and our Board to discuss risk and risk management.

Director Nominations

Pursuant to its charter, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, recruiting, interviewing and selecting individuals who may be nominated for election to the Board. The Corporate Governance and Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the Board. The majority of the independent directors meeting in an executive session then approve nominees for presentation and election by the Company’s stockholders.

The Corporate Governance and Nominating Committee also considers director candidates recommended by stockholders who appear to be qualified to serve on our Board and meet the criteria for nominees considered by the committee. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the Corporate Governance and Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below in the section titled “Procedures to be Followed by Stockholders.”

Criteria for Director Nominees

The Corporate Governance and Nominating Committee seeks to identify and select director nominees who will contribute to the Company’s overall corporate goals including: responsibility to its stockholders, industry leadership, customer success, positive working environment and integrity in financial reporting and business conduct. The Corporate Governance and Nominating Committee assesses nominees based upon (i) independence, experience, areas of expertise and other factors relative to the overall composition of the Board and (ii) the appropriateness of Board membership of the nominee based on current responsibilities of Board members. The Corporate Governance and Nominating Committee also considers the following qualifications in assessing nominees for election or re-election to the Board:

•	demonstrated ability and sound judgment that usually will be based upon broad experience;

•	personal qualities and characteristics, accomplishments and reputation in the business community, professional integrity, educational background, business experience and related experience;

•	willingness to objectively appraise management performance;

•

giving due consideration to potential conflicts of interest, current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	ability and willingness to commit adequate time to Board and committee matters, including attendance at Board meetings, committee meetings and annual stockholders meetings;

•	commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations;

•

fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company and the interests of its stockholders;

•	diversity of viewpoints, background, experience and other demographics; and

•	other factors deemed relevant and appropriate by the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee reviews, from time to time, the experience and characteristics appropriate for Board members and director candidates in light of the Board’s composition at the time and the skills and expertise needed for effective operation of the Board and its committees.

Procedures to be Followed by Stockholders

Under Article VI of our Articles, a stockholder may make a nomination or nominations for director of the Company at an annual meeting of stockholders; provided, that the requirements set forth in the Articles have been satisfied. If such requirements have not been satisfied, any nomination sought to be made by such stockholder for consideration and action by the stockholders at such annual meeting of stockholders shall be deemed not properly brought before the meeting, shall be ruled by the Chairman of the meeting to be out of order, and shall not be presented or acted upon at the meeting.

Accordingly, a stockholder must satisfy the requirements summarized below to nominate a director to the Board:

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The stockholder nominating a director must be a stockholder of record on the record date for such annual meeting, must continue to be a stockholder of record at the time of such meeting, and must be entitled to vote on such matter so presented.

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The stockholder nominating a director must deliver or cause to be delivered a written notice to the Secretary of the Company. Such notice must be received by the Secretary no less than one hundred twenty (120) days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s annual meeting, such notice must be received by the Secretary a reasonable time prior to the time at which notice of such meeting is delivered to the stockholders. The notice shall specify: (a) the name and address of the stockholder as they appear on the books of the Company; (b) the class and number of shares of the Company which are beneficially owned by the stockholder; (c) any material interest of the stockholder in the proposed business described in the notice; (d) each nomination sought to be made, together with the reasons for each nomination, a description of the qualifications and business or professional experience of each proposed nominee and a statement signed by each nominee indicating his or her willingness to serve if elected, and disclosing the information about such stockholder that would be required by the Exchange Act, and the rules and regulations promulgated thereunder, to be disclosed in the proxy materials for the meeting involved if such stockholder were a nominee of the Company for election as one of its directors; and (e) if requested by the Company, all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

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Notwithstanding satisfaction of the provisions of the requirements set forth above, the proposal described in the notice may be deemed not to be properly brought before the meeting if, pursuant to state law or any rule or regulation of the SEC, it was offered as a stockholder proposal and was omitted, or had it been so offered, it could have been omitted, from the notice of, and proxy material for, the meeting (or any supplement thereto) authorized by the Board.

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In the event such notice is timely given in accordance with the requirements set forth in the Articles and the business described therein is not otherwise disqualified pursuant to the Articles, such business may be presented by, and only by, the stockholder who shall have given the notice required by the Articles or a representative of such stockholder.

The above summary does not purport to be a complete statement of all the terms and conditions that a stockholder must satisfy to make a proposal or nominate a director. Any stockholder desiring to take any of these actions should consult, without limitation, the Articles, our Bylaws, applicable Kansas law, SEC rules and regulations and their own legal counsel.

Stockholder Communications with Our Board

Stockholders and other interested parties may communicate by writing to Jacob Willis, Investor Relations Officer, at our principal executive offices, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207. Stockholders may submit their communications to the Board, any committee of the Board or individual directors on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Stockholder Communication with Directors” and clearly identifying the intended recipient(s) of the communication.

The Company will review each communication and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in other circumstances. The Company’s policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, the Company’s policies or its Corporate Code of Business Conduct and Ethics.

Director Attendance at the Annual Meeting

The Board encourages directors to attend the Annual Meeting. All of the Company’s directors attended the Company’s 2018 Annual Meeting of Stockholders held on April 25, 2018, except for Mr. Maland.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The full text of our Code of Business Conduct and Ethics is available on our corporate website at investor.equitybank.com. The Code of Business Conduct and Ethics may be accessed by selecting “Investor Relations” and then “Corporate Governance” from the menus on our website.

Director Independence

Under the rules of the NASDAQ, independent directors must comprise a majority of our Board. The rules of the NASDAQ, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors. Our Board has evaluated the independence of its members and our director nominees based upon the rules of the NASDAQ and the SEC. Applying these standards, our Board has affirmatively determined that, with the exception of Brad S. Elliott and Gregory H. Kossover, each of our directors is an independent director, as defined under the applicable rules.

DIRECTOR COMPENSATION

Fees

During 2018, we paid each of our non-employee directors a retainer of $32,000 for their service as a director. In addition, we paid the non-employee members of our Compensation, Corporate Governance and Nominating and Risk Management Committees $2,400 for services on such committees during the same period. The chairman of each of these committees, and the chairman of our Credit Committee earned $4,800 for serving in such role in 2018. Each member of our Audit Committee received a retainer of $4,500 for serving on the Audit Committee during 2018. The chairman of our Audit Committee received a retainer of $6,500 for his service during 2018. In 2018, we paid our non-employee directors that serve on our Credit Committee a retainer of $24,000 for serving on our Credit Committee. Pursuant to our director compensation policy we prepay our directors fees on May 1 of each year and the fees are earned over a one-year period. Our director compensation policy also permits our directors to elect to receive their compensation in cash, stock or stock options or a combination of cash and stock or stock options. We also reimburse all non-employee directors for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board or any committees of the Board.

All of our directors also serve as directors of Equity Bank. During 2018, our directors did not receive any additional compensation for service on the board of Equity Bank. Mr. Elliott did not receive any additional compensation for service on our Board and Equity Bank’s board of directors for 2018. The board fees received by Mr. Kossover are reflected in his compensation discussed in the Summary Compensation Table.

The following table sets forth the compensation earned by each non-employee director who served on our Board in 2018:

Name	Fees Earned or Paid in Cash ($)(1)(2)	Total ($)
Gary C. Allerheiligen	$43,700	$43,700
L. James Berglund	64,900	64,900
Jeff A. Bloomer	34,400	34,400
Dan R. Bowers(3)	32,000	32,000
Roger A. Buller(3)	33,600	33,600
Michael R. Downing(3)	32,000	32,000
P. John Eck(3)	35,100	35,100
Gregory L. Gaeddert	41,300	41,300
Randee R. Koger(3)	32,000	32,000
Jerry P. Maland	33,600	33,600
Shawn D. Penner	58,400	58,400
Harvey R. Sorensen	39,200	39,200

(1)

Pursuant to our director compensation policy, our directors may elect to receive the compensation payable to them for service as a director of the Company in cash, stock options, stock or a combination thereof. Accordingly, in lieu of a cash payment in the amount set forth in the table above, our directors elected to receive the compensation earned by them as follows:

•	Mr. Sorensen elected to receive his director compensation entirely in stock options of the Company, for which he earned 5,158 stock options;

•

Messrs. Allerheiligen, Bloomer, Eck and Ms. Koger elected to receive a portion of their director compensation in cash and a portion in stock options of the Company. Mr. Allerheiligen earned 4,135 stock options of Company and $14,567 in cash. Mr. Bloomer earned 2,263 stock options of Company and $17,200 in cash. Mr. Eck earned 2,531 stock options of the Company and $12,967 in cash. Ms. Koger earned 2,365 stock options of the Company and $10,667 in cash;

•	Mr. Buller elected to receive his director compensation entirely in stock of the Company, for which Mr. Buller earned 922 shares of stock; and

•

Mr. Gaeddert elected to receive a portion of his director compensation in cash, a portion in stock of the Company, and a portion in stock options of the Company, for which Mr. Gaeddert earned 359 shares of stock, 1,191 stock options of the Company and $20,650 in cash; and

•	Messrs. Berglund, Bowers, Downing, Maland and Penner each elected to receive their director compensation entirely in cash.

(2)

With the exception of stock options granted to directors who elected to receive payment in stock options in lieu of cash payments of their fees, no options were granted to our directors in 2018. Directors that elected to receive stock options received a grant of options on May 1, 2018, which consisted of a prepayment for the period from May 1, 2018 to April 30, 2019. Such stock options are subject to pro rata vesting over the one-year period, subject to limited exceptions, the stock options may only be exercised by the director. As of December 31, 2018, Mr. Allerheiligen held 21,655 stock options, Mr. Berglund held 14,824 stock options, Mr. Bloomer held 8,924 stock options, Mr. Gaeddert held 12,103 stock options, Mr. Sorensen held 30,993 stock options, Mr. Buller held 15,480 stock options, Mr. Eck held 11,388 stock options, and Ms. Koger held 19,145 stock options.

(3)

Each of these directors resigned from the Board effective April 25, 2018, but continued to serve on the board of directors of Equity Bank and received board fees from the Bank for such service. The fees in table above reflect fees paid as a member of the Board and of the board of directors of Equity Bank.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

We are providing compensation disclosure that satisfies the requirements applicable to emerging growth companies, as defined in the JOBS Act. Our named executive officers for 2018, which consist of our principal executive officer and the two other most highly compensated executive officers, are:

•	Brad S. Elliott, Chief Executive Officer and Chairman of the Board;

•	Gregory H. Kossover, Executive Vice President, Chief Financial Officer and Director; and

•	Wendell L. Bontrager, President of Equity Bank.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers for the years ended December 31, 2018, 2017 and 2016. Except as set forth in the notes to the table, all cash compensation for Messrs. Elliott, Kossover and Bontrager was paid by Equity Bank, where each serves in the same capacity.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Brad S. Elliott	2018	712,292	489,032	2,000,005	—	155,436	(3)	3,356,765
Chief Executive Officer and	2017	651,884	333,770	66,732	133,331	134,532	(4)	1,320,249
Chairman of the Board	2016	666,230	75,000	—	—	66,483	(5)	807,713

Gregory H. Kossover	2018	351,290	270,825	1,499,986	—	54,108	(6)	2,176,209
Executive Vice President, Chief	2017	350,714	321,689	41,674	144,000	24,016	(7)	882,093
Financial Officer and Director	2016	278,311	95,000	—	—	22,403	(8)	395,714

Wendell L. Bontrager.	2018	300,475	78,449	137,196	—	45,500	(9)	561,620
President of Equity Bank	2017	237,562	65,000	110,014	244,500	97,595	(10)	754,671

(1)

These amounts represent the aggregate grant-date fair value of time and performance based restricted stock unit awards, determined in accordance with FASB ASC Topic 718. The grant-date fair value of restricted stock units is determined by the closing price of the Company’s stock on the date of grant. See Note 19 to the consolidated financial statements for the year ended December 31, 2018.

(2)

These amounts represent the aggregate grant-date fair value of stock option awards, determined in accordance with FASB ASC Topic 718. See Note 19 to the consolidated financial statements for the year ended December 31, 2018 for a discussion of the associated assumptions used in the valuation of stock-option awards.

(3)	This amount includes (i) club dues of $35,301, (ii) the value of the use of a company owned vehicle $25,685, (iii) life insurance premiums of $83,650 and (iv) Company 401(k) contributions of $10,800.
(4)

This amount includes (i) club dues of $13,397, (ii) the value of the use of a company owned vehicle of $25,685, (iii) life insurance premiums of $84,650 and (iv) Company 401(k) contributions of $10,800.

(5)

This amount includes (i) club dues of $12,768, (ii) the value of the use of a company owned vehicle of $26,765, (iii) life insurance premiums of $16,350 and (iv) Company 401(k) contributions of $10,600.

(6)	This amount includes (i) club dues of $11,308, (ii) fees for services as a director of the Company of $32,000 and (iii) Company 401(k) contributions of $10,800.
(7)	This amount includes (i) club dues of $13,216 and (ii) Company 401(k) contributions of $10,800.
(8)	This amount includes (i) club dues of $11,803 and (ii) Company 401(k) contributions of $10,600.
(9)	This amount includes (i) club dues of $16,829 and (ii) the value of the use of a company owned vehicle $18,130, and (iii) Company 401(k) contributions of $10,541.
(10)	This amount includes (i) club dues of $29,567, (ii) the value of the use of a company owned vehicle of $16,974 and (iii) relocation and temporary housing costs of $51,054.

Narrative Discussion of Summary Compensation Table

General

We compensate our named executive officers through a mix of base salary, cash incentive bonuses, long-term incentive compensation and other benefits, which include certain perquisites. We believe the current mix and value of these compensation elements provide our named executive officers with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and the executive’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements.

Base Salary

The base salaries of our named executive officers have been historically reviewed and set annually by the Board working with our Compensation Committee as part of the Company’s performance review process as well as upon the promotion of an executive officer to a new position or other change in job responsibility. In establishing base salaries for our named executive officers, the Compensation Committee has relied on external market data obtained from outside sources including banking industry trade groups. In addition to considering the information obtained from such sources, the Compensation Committee has considered:

•	each named executive officer’s scope of responsibility;

•	each named executive officer’s years of experience;

•	the types and amount of the elements of compensation to be paid to each named executive officer;

•

our overall financial performance and performance with respect to other aspects of our operations, such as our growth, asset quality, profitability and other matters, including the status of our relationship with the banking regulatory agencies; and

•	each named executive officer’s individual performance and contributions to our company-wide performance, including leadership, team work and community service.

Cash Bonuses

We typically pay an annual cash incentive award to our named executive officers. Annual incentive awards are intended to recognize and reward those named executive officers who contribute meaningfully to our performance for the year. The Compensation Committee, within its sole discretion, determines whether such bonuses will be paid for any year and the amount of any bonus paid. Although historically the Compensation Committee has not relied on any pre-established formula or specific performance measures to determine the amount of the bonuses paid, it does review external market data from outside sources in setting the amount of such bonuses. Additionally, in determining whether to pay cash bonuses to a named executive officer for a given year and the amount of any cash bonus to be paid, the Compensation Committee considers factors which include:

•	the personal performance of the named executive officer and contributions to the Company’s performance for the year, including leadership, team work and community service; and

•	our financial performance, including our growth, asset quality and profitability.

Equity Compensation

We typically pay a portion of our named executive officers’ bonuses in stock options and restricted stock units (“RSUs”) granted under our Amended and Restated 2013 Stock Incentive Plan (the “Stock Incentive Plan”). The purpose of our Stock Incentive Plan is to attract and retain key officers and to encourage performance by providing an ownership stake in our Company through the granting of equity incentives. We believe that these grants are appropriate long-term incentives to link executives’ performance with stock price appreciation. We continue to review this program with each grant to ensure that this form of equity compensation will drive our executives toward successful long-term business results. For additional discussion of our existing Stock Incentive Plan and grants made under the Stock Incentive Plan, please see “—Awards to Named Executive Officers” below.

Benefits and Perquisites

Generally, our named executive officers participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our named executive officers, with a 401(k) plan to assist our employees in planning for retirement and securing appropriate levels of income during retirement. The purpose of our employee benefit plans is to help attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

401(k) Plan. Our named executive officers, all of whom were eligible to participate in the 401(k) plan during 2016, 2017 and 2018, may elect to participate in the 401(k) plan on the same basis as all other employees. In 2016, 2017 and 2018, we made contributions to our named executive officers’ accounts based on the contributions made by the named executive officers.

Perquisites. We provide our named executive officers with a limited number of perquisites that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain qualified executives. Our Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. In 2018, 2017 and 2016, we provided certain of our named executives officers with the use of a Company-owned vehicle and paid for certain club memberships.

Role of Independent Compensation Consultant

The Compensation Committee engaged Meridian as its independent compensation consultant in 2018 to advise the Compensation Committee on executive compensation matters, short- and long-term incentive compensation programs, compliance with SEC rules and regulations for compensation plans and arrangements, and to provide it with information and data concerning executive compensation. Meridian did not provide additional services other than compensation consulting to the Compensation Committee. The Compensation Committee conducted an assessment of potential conflicts of interest and independence issues for Meridian and no conflicts of interest or independence issues relating to Meridian’s services were identified by the Compensation Committee.

Employment Agreements with Named Executive Officers

We have employment agreements with each of Messrs. Elliott, Kossover and Bontrager and certain other officers of the Company. Messrs. Elliott’s, Kossover’s and Bontrager’s employment agreements provide for the payment of an annual base salary, which will be reviewed at least annually and that may be increased, but not reduced.

Messrs. Elliott’s, Kossover’s and Bontrager’s employment agreements also provide that they are each eligible to receive an annual incentive payment in accordance with the terms of any applicable incentive plan of the Company and subject to the achievement of any performance goals established by the Board and for Messrs. Elliott and Kossover, agreed to by such executive, as applicable. The target annual incentive payment for each fiscal year during the term of their respective employment agreement is 75% of their base salary for the applicable year for Messrs. Elliott and Kossover and 65% of base salary for Mr. Bontrager. Messrs. Elliott, Kossover and Bontrager are also eligible for annual equity grants in the sole discretion of the Board having an aggregate target value not to exceed the amount equal to 25% of the combined total of their respective base salary and incentive payment for Messrs. Elliott and Kossover and 32.5% of Mr. Bontrager’s base salary. The annual equity grants are payable as follows: (i) two-thirds of the total equity grant in the form of options to acquire shares of the Company’s Class A Common Stock; and (ii) one-third of the total equity grant in the form of restricted shares of Company’s Class A Common Stock. Each such annual equity grant, if awarded, shall be governed by the terms of a separate agreement. If Messrs. Elliott’s, Kossover’s or Bontrager’s employment is terminated for cause, or Messrs. Elliott, Kossover or Bontrager voluntarily resign without good reason prior to the vesting date of an equity grant, he will forfeit his right to receive certain equity compensation.

Under Mr. Elliott’s employment agreement, if he is terminated (i) by the Company without cause, (ii) by him with good reason or (iii) by the Company or Mr. Elliott if such employment agreement is not renewed, he will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company.

Messrs. Kossover’s and Bontrager’s employment agreements generally provide that upon the termination of his employment (i) by the Company due to the executive’s failure to perform his duties to the satisfaction of his supervisor or the Chief Executive Officer, (ii) by the Company without cause, (iii) by the executive with good reason, or (iv) by the Company or the executive if such employment agreement is not renewed, then Mr. Kossover and Mr. Bontrager, as applicable, will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company.

For purposes of the employment agreements, “good reason” includes a change in executive’s status, title position or responsibilities that is materially inconsistent with executive’s existing duties, a material breach of the employment agreement or in the case of Messrs. Elliott’s and Kossover’s employment agreements, he is required to be based any place outside of a thirty-mile radius of Wichita, Kansas.

Messrs. Elliott’s, Kossover’s and Bontrager’s employment agreements each contains a change in control provision that provides for a payment to the executive if (i) his employment is terminated within twelve months after a change in control for any reason other than death, permanent incapacity or cause, or (ii) he resigns for any reason within twelve months after the change in control. Upon a qualifying change in control and termination of his employment, Messrs. Elliott and Kossover would each be entitled to a payment equal to 2.99 times the sum of (i) his prior year’s base salary and (ii) all additional cash compensation paid to him and received during such year, and Mr. Bontrager would be entitled to a payment equal to 2.0 times (i) his prior year’s base salary and (ii) all additional cash compensation paid to him and received during such year. Any payments pursuant to the change in control provision are subject to compliance with restrictions imposed by the Code.

Additionally, each of Messrs. Elliott, Kossover and Bontrager are bound by the restrictive covenants set forth in their respective employment agreements, which include confidentiality, non-solicitation and non-competition restrictions.

Annual Executive Incentive Plan

On November 14, 2016, the Board approved the Company’s Annual Executive Incentive Plan (the “AEIP”), which was then approved by the Company’s stockholders at the 2017 Annual Meeting of Stockholders. The AEIP is a non-equity incentive compensation plan pursuant to which participating executive officers may earn incentive awards payable in cash, stock, restricted stock or options if certain pre-determined performance targets are met.

Long-term Incentive Program

On February 28, 2018, the Compensation Committee approved equity awards to Messrs. Elliott and Kossover that consisted of performance-vested restricted stock units (“PRSUs”) and time-vested restricted stock units (“TRSUs”), which were granted under the terms of the Company’s Stock Incentive Plan.

The PRSUs will be earned based on achievement over the three-year performance period that began January 1, 2018 and ends December 31, 2020 (the “Performance Period”), of pre-defined performance goals determined by the Compensation Committee that are based on (i) the Company’s core earnings per share growth relative to an index of other US banks with between $3 billion and $10 billion in total assets and (ii) total shareholder return, assuming reinvestment of dividends, relative to the bank index. Grants of PRSUs will cliff vest at the end of the Performance Period based on actual performance and achievement of the performance goals. Vesting will range from 50% of target payout for achieving threshold performance and to 150% of target payout for achieving stretch performance.

The TRSUs will vest over three years, with 25% vesting immediately upon grant, and 25% at the annual anniversary of the grant for the next three years.

In connection with grants of the PRSUs and TRSUs, the Compensation Committee also adopted a Form of PRSU Award Agreement and Form of TRSU Award Agreement. The PRSU Award Agreement, among other things, provides that if the grantee’s employment with the Company is terminated for any reason other than for “Cause” (as defined in the Plan) before the last day of the Performance Period all unvested PRSUs will vest based on the specified target performance under the PRSU. Likewise, the TRSU Award Agreement, among other things, provides that if the grantee’s employment with the Company is terminated for any reason other than for “Cause” (as defined in the Plan) before the last day of the vesting period, all unvested TRSUs will vest immediately. If the grantee’s employment with the Company is terminated for Cause, all unvested PRSUs and TRSUs shall be forfeited.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information relating to the unexercised options held by the named executive officers as of December 31, 2018:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Brad S. Elliott	150,000		—		—	12.00	12/31/2021
	30,000		—		—	13.00	8/25/2024
	40,665		—		—	14.25	12/31/2024
	32,643		—		—	21.21	1/28/2026
	9,190		7,663	(1)	—	33.50	2/17/2027
								996(6)	$33,366
								20,303(7)	$749,993
								27,071(8)	$1,000,003

Gregory H. Kossover	9,750		—		—	13.00	12/31/2023
	11,964		—		—	14.25	12/31/2024
	6,800		1,700	(2)	—	14.25	12/31/2024
	7,849		—		—	23.39	12/31/2025
	12,000		8,000	(3)	—	23.39	12/31/2025
	5,744		4,789	(1)	—	33.50	2/17/2027
	1,592	(4)	—		—	35.06	12/28/2027
	7,463		—		—	35.06	12/28/2027
								622(6)	$20,837
								15,727(7)	$562,485
								20,303(8)	$749,993

Wendell L. Bontrager	5,000		20,000	(5)	—	33.50	2/20/2027
								1,642(9)	$55,007
								2,781(10)	$102,897

(1)

Represents time-based options granted on February 17, 2017. A portion of the options vested at grant. The remaining options vest in three equal annual installments on the anniversary of the grant date, subject to the continued employment of the executive.

(2)	Represents time-based options granted on December 31, 2014. One-fifth of the options vest on each anniversary of the grant date, subject to the continued employment of the executive.
(3)	Represents time-based options granted on December 31, 2015. One-fifth of the options vest on each anniversary of the grant date, subject to the continued employment of the executive.
(4)	Mr. Kossover elected to receive fully-vested stock options in lieu of cash pre-payment of director fees of $10,667 for the period January 1, 2018 through April 30, 2018.
(5)	Represents time-based options granted on February 20, 2017. One-fifth of the options vest on each anniversary of the grant date, subject to the continued employment of the executive.
(6)

Represents restricted stock units granted on February 17, 2017. A portion of the units vested on the grant date. The remaining units vest in three equal annual installments beginning on February 15, 2018, subject to the continued employment of the executive.

(7)

Represents restricted stock units granted on February 28, 2018. A portion of the units vested on the grant date. The remaining units vest in three equal annual installments beginning on February 28, 2019, subject to the continued employment of the executive.

(8)	Represents restricted stock units granted on February 28, 2019. Cliff vesting of these units will occur on February 28, 2021 if certain criteria are met during the performance period.
(9)

Represents restricted stock units granted on February 20, 2017. A portion of the units vested on the grant date. The remaining units vest in three equal annual installments beginning on February 20, 2018, subject to the continued employment of the executive.

(10)

Represents restricted stock units granted on February 20, 2018. A portion of the units vested on the grant date. The remaining units vest in three equal annual installments beginning on February 20, 2019, subject to the continued employment of the executive.

Equity Incentive Plans

2006 Stock Incentive Plan

As of the date of this Proxy Statement, Mr. Elliott held outstanding options under the Equity Bancshares 2006 Non-Qualified Stock Option Plan (the “2006 Plan”). The 2006 Plan is frozen to new grants and all of the outstanding options held by Mr. Elliott under the 2006 Plan were vested as of December 31, 2016. As of the date of this Proxy Statement, 150,000 stock options to purchase shares of our Class A Common Stock under the 2006 Plan were outstanding.

Amended and Restated 2013 Stock Incentive Plan.

At our 2016 Annual Meeting of Stockholders, the stockholders of the Company approved the Stock Incentive Plan and at our 2018 annual meeting, the stockholders of the Company approved an amendment to the Stock Incentive Plan that increased the number of shares available under the Stock Incentive Plan by 600,000 shares. The Stock Incentive Plan was adopted by our Board to provide equity incentives to employees, non-employee directors and key consultants and contractors with the goal of promoting the long-term growth and financial success of the Company. The maximum number of shares of our Class A Common Stock that may be issued under the Stock Incentive Plan is 1,500,000 shares, subject to adjustment to reflect stock splits and certain similar transactions as determined by the Compensation Committee. Such shares may be awarded in the form of nonqualified stock options, restricted stock, restricted stock units or unrestricted stock awards. In 2018, we awarded 99,935 stock options and 145,288 restricted stock units under our Stock Incentive Plan. Our non-employee directors elected to receive an aggregate of 17,643 stock options and 1,281 shares of common stock in 2018 in lieu of cash board fees. As of March 13, 2019, 217,900 restricted stock units and 699,345 stock options to purchase shares of Class A Common Stock were outstanding under the Stock Incentive Plan and there were 521,350 shares of Class A Common Stock available for issuance in connection with future awards under the Stock Incentive Plan. For a more detailed discussion of the options granted to our named executive officers, please see “—Awards to Named Executive Officers.”

Stock Option Awards to Named Executive Officers

We have granted time-based options to each of our named executive officers. Additionally, Mr. Elliott has received bonus payments owed to him under his employment agreement in the form of fully-vested stock options.

Each of the stock option agreements for the 2016, 2017 and 2018 option awards to our named executive officers provides the Company with a repurchase right and imposes certain restrictions on transfer. Upon the termination of employment, we have a right to purchase any shares of Class A Common Stock of the Company acquired pursuant to a stock option granted under the Stock Incentive Plan at fair market value from such former employee.

Options (whether or not vested) granted to our named executive officers will be forfeited if such individual is terminated for cause. Additionally, options granted to our named executive officers are subject to a clawback provision, which is triggered based upon certain material inaccuracies in the financial statements of the Company or violations of the confidentiality or non-solicitation provisions contained in the stock option agreement.

In addition to the terms described above, the stock option agreements provide the specific terms for the options granted, including the number of shares granted, the price per share, the initial vesting date, the vesting schedule and the expiration date of the grant.

RSU Awards to Named Executive Officers

We have granted time-based RSUs to each of our named executive officers. The time-based awards held by each of Messrs. Elliott, Kossover and Bontrager vested 25% at grant and annually thereafter in 25% increments on each of the anniversaries from the grant date over a three-year period.

We have also granted PRSUs and TRSUs to Messrs. Elliott and Kossover as discussed above.

Unvested RSUs granted to our named executive officers will generally be forfeited if such individual’s employment is terminated prior to the applicable vesting date. Additionally, RSUs granted to our named executive officers are subject to a clawback provision that provides for recoupment of certain RSUs and gains related to RSUs pursuant to any compensation clawback or recoupment policy adopted by the Company and effective as of the grant date or that is required by law.

In addition to the terms described above, the RSU agreements provide the specific terms for the RSUs granted, including the number of units granted, the vesting schedule and other terms of the grant.

Compensation Committee Interlocks and Insider Participation

As of the date of this Proxy Statement, no members of our Compensation Committee are or have been an officer or employee of us or any of our subsidiaries. In addition, none of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Ordinary Banking Relationships

Some of our officers, directors and principal stockholders and their affiliates are customers of Equity Bank. Such officers, directors and principal stockholders and their affiliates have had transactions in the ordinary course of business with us, including borrowings, all of which were effected on substantially the same terms and conditions, including interest rate and collateral, as those prevailing from time to time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectability or other unfavorable features. We expect to continue to have such transactions on similar terms and conditions with such officers, directors and stockholders and their affiliates in the future.

Review and Approval of Transactions with Related Persons

Transactions by us with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by Equity Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by Equity Bank to its executive officers, directors and principal stockholders). We have adopted policies to comply with these regulatory requirements and restrictions.

We have adopted a related person transaction policy in order to comply with all applicable requirements of the SEC and the NASDAQ concerning related party transactions. Related party transactions will be referred for approval or ratification to our Audit Committee. In determining whether to approve a related party transaction, our Audit Committee will consider, among other factors, the related party’s relationship to the Company, the nature of the proposed transaction, the nature of the related party’s direct or indirect interest in the transaction, and the related party’s relationship to or ownership interest in any other party to, or which has an interest in the transaction. A copy of this policy and our Audit Committee charter are available on our corporate website at investor.equitybank.com.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Class A Common Stock as of March 13, 2019, subject to certain assumptions set forth in the footnotes for:

•	each person known by us to be the beneficial owner of 5% or more of our outstanding Class A Common Stock;

•	each of our directors and nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within sixty (60) days after such date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement.

Each share of Class A Common Stock is entitled to one vote on matters on which holders of Class A Common Stock are eligible to vote. The Company’s Class B Common Stock has no voting rights, and no shares of the Company’s Class B Common Stock are currently outstanding.

Unless otherwise noted, the address for each stockholder listed on the table below is: c/o Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207.

Name of Beneficial Owner(1)	Class A Common Stock
	Number	Percentage(17)
5% Stockholders:

Entities affiliated with Black Rock, Inc.(2)	801,575	5.1%
Entities affiliated with FMR LLC(3)	1,419,763	9.0%
Entities affiliated with RMB Capital Management, LLC(4)	1,254,657	7.9%

Directors, Nominees and Named Executive Officers:

Brad S. Elliott(5)	496,138	3.1%
Gregory H. Kossover(6)	167,861	1.1%
Wendell L. Bontrager(7)	17,045	*
Gary C. Allerheiligen(8)	38,675	*
L. James Berglund(9)	34,324	*
Jeff A. Bloomer(10)	16,324	*
Gregory L. Gaeddert(11)	38,941	*
Randee R. Koger(12)	63,230	*
Jerry P. Maland(13)	135,103	*
Shawn D. Penner(14)	128,935	*
Harvey R. Sorensen(15)	73,960	*
All Directors, Nominees and Executive Officers as a Group (20 Persons)(16)	1,352,067	8.3%

*	Indicates less than 1%
(1)	All references are to shares of the Company’s Class A Common Stock.

(2)

Based on a Schedule 13G filed by Black Rock, Inc. with the SEC on February 8, 2019, which reported that it is the beneficial owner of 801,575 shares and that it has sole voting power with respect to 779,538 of such shares, shared voting power with respect to none of such shares, sole disposition power with respect 801,575 of such shares and shared disposition power with respect to none of such shares. The address for Black Rock, Inc. is 55 East 52nd Street, New York, NY 10055.

(3)

Based on a Schedule 13G filed by FMR LLC with the SEC on February 13, 2019, which reported that it is the beneficial owner of 1,419,763 shares and that it has sole voting power with respect to 707,765 of such shares, shared voting power with respect to none of such shares, sole disposition power with respect 1,419,763 of such shares and shared disposition power with respect to none of such shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(4)

Based on a Schedule 13G/A filed by RMB Capital Management, LLC with the SEC on February 14, 2019, which reported that it is the beneficial owner of 1,254,657 shares and that it has sole voting power with respect to none of such shares, shared voting power with respect to 1,254,657 of such shares, sole disposition power with respect none of such shares and shared disposition power with respect to 1,254,657 of such shares. The address for RMB Capital Management, LLC is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.

(5)

Includes (i) 200,127 shares held of record by Mr. Elliott, (ii) 3,500 shares held in Mr. Elliott’s individual retirement account, (iii) 9,615 shares held of record by Equity Holdings, LLC of which Mr. Elliott is the managing member (vi) 7,266 restricted stock units convertible to shares within 60 days and (v) 275,630 shares issuable upon the exercise of options exercisable within 60 days. Mr. Elliott has pledged 168,210 shares of his Equity common stock as security for certain obligations.

(6)

Includes (i) 85,811 shares held of record by the Gregory H. Kossover Revocable Trust of which Mr. Kossover serves as the trustee, (ii) 5,903 shares held of record by Mr. Kossover (iii) 5,387 restricted stock units convertible to shares within 60 days and (iv) 70,760 shares issuable upon the exercise of options exercisable within 60 days.

(7)

Includes (i) 6,196 shares held of record by Mr. Bontrager, (ii) 28 shares held by Mr. Bontrager’s children, (iii) 821 restricted stock units convertible to shares within 60 days, and (iv) 10,000 shares issuable upon the exercise of options exercisable within 60 days.

(8)

Includes (i) 9,500 shares held of record in Mr. Allerheiligen’s individual retirement account, (ii) 7,520 shares held of record by the Gary C. Allerheiligen Living Trust DTD 1-5-2006 of which Mr. Allerheiligen serves as trustee, and (iii) 21,655 shares issuable upon the exercise of options exercisable within 60 days.

(9)

Includes (i) 10,000 shares held of record by the L. James Berglund Revocable Trust of which Mr. Berglund serves as the trustee, (ii) 8,000 shares held of record by the Deana K. Berglund Revocable Trust of which Mr. Berglund’s spouse serves as the trustee, (iii) 1,500 shares jointly held of record by James and Kay Berglund and (iv) 14,824 shares issuable upon the exercise of options exercisable within 60 days.

(10)

Includes (i) 3,700 shares held of record by Mr. Bloomer, (ii) 3,700 shares held of record in the Sharon S. Bloomer Trust DTD 11-12-02 of which Mr. Bloomer’s father serves as the trustee, and (iii) 8,924 shares issuable upon the exercise of options exercisable within 60 days.

(11)

Includes (i) 6,539 shares held of record by Mr. Gaeddert, (ii) 2,299 shares held of record by the Gregory L. and Terry S. Gaeddert Family Trust of which Mr. Gaeddert is a trustee, (iii) 18,000 shares held of record by D&G Investments, LLC of which Mr. Gaeddert is the managing member and (iv) 12,103 shares issuable upon the exercise of options within 60 days.

(12)

Includes (i) 44,085 shares of stock held of record by Ms. Koger and (ii) 19,145 shares issuable upon the exercise of options within 60 days. Ms. Koger resigned as a director of the Company effective immediately prior to the Annual Meeting.

(13)

Includes (i) 15,828 shares held of record by Mr. Maland, (ii) 113,321 shares held of record by the Jerry Paul Maland & Jane Lou Maland Living Revocable Trust DTD 9-21-99 of which Mr. Maland and his spouse serve as co-trustees, and (iii) 5,954 shares held of record by Mr. Maland’s spouse.

(14)

Includes (i) 128,895 shares jointly held of record by Mr. Penner and his spouse and (ii) 40 shares held of record by Mr. Penner’s son. Mr. Penner has pledged 124,469 shares as security for certain obligations.

(15)

Includes (i) 35,018 shares held of record by Blau Investment Co., LLC of which Mr. Sorensen’s spouse serves as President, (ii) 3,320 shares held of record by Mr. Sorensen’s individual retirement account, (iii)

3,319 shares held of record by Mr. Sorensen’s spouse’s individual retirement account, (iv) 1,000 shares jointly held of record by Mr. Sorensen and his spouse, (v) 310 shares held in trusts for the benefit of Mr. Sorensen’s grandchildren of which Mr. Sorensen serves as trustee and (vi) 30,993 shares issuable upon the exercise of options exercisable within 60 days. Blau Investment Co., LLC has pledged 34,018 shares as security for certain obligations.
(16)

Includes 13,474 restricted stock units convertible to shares within 60 days and 498,774 shares issuable upon the exercise of options exercisable within 60 days by such group. Individuals in this group have separately pledged a total of 326,697 shares as security for certain obligations of such individuals.

(17)

Based on 15,803,587 shares of the Company’s Class A Common Stock outstanding as of March 13, 2019, plus the number of shares issuable to such individual (or group of individuals) upon the settlement of restricted stock units and the exercise of stock options within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16 forms they file.

Based solely on our review of the copies of such reports furnished to us and representations from certain reporting persons that they have complied with the applicable filing requirements, we believe that during the year ended December 31, 2018, all Section 16(a) reporting requirements applicable to its officers, directors and greater than 10% stockholders were complied with, except for the late filing of a Form 4 for Mr. Harbert, which later filing was due to administrative oversight. The Form 4 reporting one transaction for Mr. Harbert was filed on September 11, 2018 due to administrative oversight.

ITEM TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee has selected Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019. Crowe LLP has audited the Company’s financial statements since 2008. The audit of the Company’s annual consolidated financial statements for the year ended December 31, 2018 was completed by Crowe LLP on March 20, 2019.

The Board is submitting the selection of Crowe LLP for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Crowe LLP, the Audit Committee will reconsider, but will not be required to rescind, the selection of that firm as the Company’s independent registered public accounting firm. Representatives of Crowe LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Audit Committee has the authority and responsibility to retain, evaluate and replace the Company’s independent registered public accounting firm. The stockholders’ ratification of the appointment of Crowe LLP does not limit the authority of the Audit Committee to change the Company’s independent registered public accounting firm at any time.

Vote Required

The ratification of Crowe LLP’s appointment as the Company’s independent registered public accounting firm will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. Any abstentions will have the effect of a vote against the proposals to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF CROWE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER  31, 2019.

AUDIT MATTERS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Audit Committee Report

In accordance with its charter adopted by the Company’s Board, the Company’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. While the Audit Committee has the responsibilities and powers set forth in its charter, and the Company’s management and the independent registered public accounting firm are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

In performing its oversight role, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received the written disclosures and the written statement from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to herein and in its charter, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2018 be included in the Form 10-K, which was filed with the SEC on March 20, 2019. The Audit Committee also selected Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by the Company’s management and independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that (i) the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, (ii) the Company’s financial statements are presented in accordance with generally accepted accounting principles, or (iii) Crowe LLP is in fact independent.

Members of the Audit Committee:

Gary C. Allerheiligen (Chairman)

Gregory L. Gaeddert

Harvey R. Sorensen

Audit Committee Pre-Approval Policy

The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by our independent registered public accounting firm. Pre-approval of such services is required unless a “de minimis” exception is met. To qualify for the “de minimis” exception, the aggregate amount of all such services provided to us must constitute not more than five percent of the total amount of revenues paid by us to our independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit or by one or more members of the Audit Committee to whom authority to grant such approval has been delegated by the Audit Committee.

Fees and Services of Independent Registered Public Accounting Firm

The table below sets forth the aggregate fees and expenses billed by Crowe LLP, the Company’s independent registered public accounting firm, for the fiscal years ended December 31, 2018 and 2017:

	For the Years Ended December 31,
	2018	2017
Audit Fees(1):	$683,293	$369,196
Audit Related Fees(2)	30,000	167,100
Tax Fees	—	—
All Other Fees	—	—

Total	$728,293	$536,296

(1)

Includes professional services for the audit of our annual financial statements, reviews of the financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to acquisition-related and other stock registration filings in the years ended December 31, 2018 and 2017, respectively.

The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining Crowe LLP’s independence and has concluded that it is consistent.

ITEM THREE: APPROVAL OF THE EQUITY BANCSHARES, INC. 2019 EMPLOYEE STOCK PURCHASE PROGRAM

General

Stockholders are being asked to approve the ESPP described below. The ESPP was unanimously adopted by our Board on January 27, 2019, and will become effective following stockholder approval at this Annual Meeting.

The maximum aggregate number of shares of our common stock issuable under the ESPP will be 500,000, which represents approximately 3.2% of our outstanding shares of common stock as of March 13, 2019.

The primary purpose of the ESPP is to assist eligible employees in acquiring a stock ownership interest in the Company pursuant to a plan intended, to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code and to help eligible employees provide for their future security and to encourage them to remain in the employment of the Company and its participating subsidiaries. The ESPP gives our employees an opportunity to purchase shares of our common stock at a discounted price. We believe that our stockholders will correspondingly benefit from the increased interest on the part of participating employees in our success.

We believe that the ESPP is a powerful incentive and retention tool that will benefit all of our stockholders. Specifically, we believe the ESPP will enable us to: (i) provide eligible employees with a convenient means of acquiring an equity interest in us through payroll deductions, (ii) enhance such employees’ sense of participation in our affairs, and (iii) provide an incentive for continued employment. The ESPP will also align the interests of employees with those of our stockholders through increased stock ownership.

The Board approved the ESPP based upon a recommendation of the Compensation Committee. In making its determination, the Compensation Committee and the Board considered various factors in determining the appropriate share reserve under the ESPP. Specifically, the Board and the Compensation Committee considered that:

•	The 500,000 shares reserved for issuance under the ESPP represents approximately 3.2% of outstanding shares of common stock as of March 13, 2019;

•	The total aggregate equity value of the shares of common stock being requested under the ESPP, based on the closing price for one share of our common stock on March 13, 2019, is $16,100,000.

•

We expect the proposed aggregate share reserve under the ESPP to provide us with enough shares of common stock for approximately five (5) years, depending on the price of our shares and expected hiring activity and eligible employee participation. We cannot predict these factors with any degree of certainty at this time, and the share reserve under the ESPP could last for a shorter or longer time; and

•

If approved, the issuance of the 500,000 shares of common stock reserved under the ESPP would dilute the holdings of stockholders (calculated by dividing the number of shares to be reserved under the ESPP by the number of shares of our common stock outstanding as of March 13, 2019) by an additional 3.2%.

In light of the factors described above, and the fact that the Board believes that offering an ESPP is important to our ability to continue to attract and retain employees in the labor markets in which we compete for talent, the Board has determined that the size of the share reserve under the ESPP is reasonable and appropriate at this time.

Summary of the ESPP

This section summarizes certain principal features of the ESPP. The summary is qualified in its entirety by reference to the complete text of the ESPP. Stockholders are urged to read the actual text of the ESPP in its entirety which is set forth in Appendix A to this Proxy Statement.

Shares Available; Administration

A total of 500,000 shares of common stock are reserved for issuance under the ESPP. We intend to register the shares reserved for issuance under the ESPP on a Form S-8.

Eligibility

Our employees are eligible to participate in the ESPP, if they are customarily employed by us or a participating subsidiary five (5) months or more in any calendar year. However, an employee may not be granted rights to purchase shares of our common stock under our ESPP if such employee, immediately after the grant, would own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of our common or other class of stock. The administrator may also elect to exclude certain employees from participating in an offering period if the exclusion is applied in an identical manner under each offering period to all employees. As of December 31, 2018, we had approximately 627 employees who could have been eligible to participate in the ESPP had the ESPP been in effect and all of our subsidiaries been designated as participating companies under the ESPP.

Awards

The ESPP is intended to qualify under Section 423 of the Internal Revenue Code. Shares of common stock will be offered under the ESPP during offering periods. The length of the offering periods under the ESPP will be determined by the administrator and may be up to twenty-seven (27) months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The purchase dates will be determined by the administrator for each offering period, and will generally be the final trading day in each offering period. Offering periods under the ESPP will commence when determined by the administrator. The administrator may, in its discretion, modify the terms of future offering periods. The ESPP permits participants to purchase shares of our common stock through payroll deductions of up to 25% of their eligible compensation (subject to any lower limit specified by the administrator), which includes a participant’s gross base compensation for services to us, but excludes overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments. The administrator, in its sole discretion, may, on a uniform and nondiscriminatory basis for each offering period, establish a different definition of compensation.

In connection with each offering period, the administrator, in its sole discretion, may, on a uniform and nondiscriminatory basis, specify:

(i)

a maximum number of shares of common stock that may be purchased by any participant on any purchase date during such offering period, which, in the absence of a contrary specification by the administrator, will be 500 shares; and

(ii)

a maximum aggregate number of shares of common stock that may be purchased by all participants on any purchase date during an offering period, which, in the absence of a contrary specification by the administrator, will be 50,000 shares of common stock.

In no event will any employee be permitted to accrue the right to purchase stock under the ESPP at a rate in excess of $25,000 worth of shares during any calendar year during which such a purchase right is outstanding (based on the fair market value per share of common stock as of the first day of the offering period.

By its terms, the ESPP provides the administrator some flexibility with respect to certain aspects of the operation of the ESPP, such as (x) the limit on the number of shares of common stock that may be purchased by a single participant during the offering period and (y) the limit on the aggregate number of shares of common stock that may be purchased by all participants on single purchase date or a single offering period. This flexibility allows the administrator to be able to adapt and adjust to our future compensation objectives.

On the first trading day of each offering period, each participant will automatically be granted an option to purchase shares of our common stock. The option will expire at the end of the applicable offering period, and will be exercised at that time to the extent of the payroll deductions accumulated during the offering period. The purchase price of the shares will be designated by the administrator prior to the start of an offering period and will not be less than 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the purchase date. Participants may voluntarily end their participation in the ESPP at any time at least fifteen (15) calendar days prior to the end of the applicable offering period, and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation ends automatically upon a participant’s termination of employment. A participant may not transfer rights granted under the ESPP other than by will, the laws of descent and distribution or as otherwise provided under the ESPP.

Certain Transactions

In the event of certain non-reciprocal transactions with stockholders known as “equity restructurings,” the administrator will make equitable adjustments to the ESPP and outstanding awards. In the event of certain significant transactions or a change in control, the administrator may provide for (a) either the replacement of outstanding rights with other rights or property or termination of outstanding rights in exchange for cash, (b) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (c) the adjustment in the number and type of shares of common stock subject to outstanding rights, (d) the use of participants’ accumulated payroll deductions to purchase common stock on a new purchase date prior to the next scheduled purchase date and termination of any rights under ongoing offering periods, or (e)  the termination of all outstanding rights.

Plan Amendment

The administrator may amend, suspend or terminate the ESPP at any time. However, stockholder approval of any amendment to the ESPP will be obtained for any amendment which increases the aggregate number or changes the type of shares that may be sold pursuant to rights under the ESPP, changes the corporations or classes of corporations whose employees are eligible to participate in the ESPP or changes the ESPP in any manner that would cause the ESPP to no longer be an employee stock purchase plan within the meaning of Section 423(b) of the Internal Revenue Code.

Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to an employee who participates in the ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. This summary also assumes that the ESPP complies with Section 423 of the Internal Revenue Code and is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a participant’s personal circumstances. This summarized tax information is not tax advice and a participant of an award should rely on the advice of his or her legal and tax advisors.

The right of participants to make purchases under the ESPP are intended to qualify under the provisions of Section 423 of the Internal Revenue Code. Under the applicable Internal Revenue Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

New Plan Benefits

Because the number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance. No shares of common stock have been issued under the ESPP as it is not yet effective.

Required Vote

This proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE EQUITY BANCSHARES, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Any stockholder desiring to present a stockholder proposal at the Company’s 2020 Annual Meeting of Stockholders and to have the proposal included in the Company’s related proxy statement pursuant to Rule 14a-8 of the Exchange Act must send the proposal to: Secretary, Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300 Wichita, Kansas 67207, so that it is received no later than November 27, 2019. All such proposals should be in compliance with SEC rules and regulations. The Company will only include in its proxy materials those stockholder proposals that it receives before the deadline and that are proper for stockholder action.

In addition, our Articles provide that only such business which is properly brought before a meeting of the stockholders will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the Board to be properly made at a meeting by a stockholder, notice must be received by the Secretary of the Company at our offices no less than one hundred twenty (120) days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s annual meeting, such notice must be received by the Secretary a reasonable time prior to the time at which notice of such meeting is delivered to the stockholders. Such notice to us must also provide certain information set forth in the Company’s Articles. A copy of our Articles may be obtained upon written request to the Secretary of the Company or by visiting our corporate website at investor.equitybank.com.

ANNUAL REPORT ON FORM 10-K

We will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC, to any stockholder upon written request to Investor Relations, Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300 Wichita, Kansas 67207.

Our Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2018, as filed with the SEC, accompanies but does not constitute part of this Proxy Statement.

OTHER MATTERS

The Board does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

APPENDIX A

Equity Bancshares, Inc.

2019 Employee Stock Purchase Plan

1.	Purposes of the Plan

The purposes of this Equity Bancshares, Inc. 2019 Employee Stock Purchase Plan (as it may be amended or restated from time to time, the “Plan”) are to assist Eligible Employees of Equity Bancshares, Inc., a Kansas corporation (the “Company”), and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

2.	Definitions and Construction

Wherever the following terms are used in the Plan they will have the meanings specified below, unless the context clearly indicates otherwise.

(a)        “Administrator” means the Board or any of its delegates, including committees, administering the Plan, in accordance with Section 11 of the Plan.

(b)        “Affiliate” means any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

(c)        “Applicable Law” means the requirements relating to the administration of equity incentive plans under federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any jurisdiction where rights under this Plan are granted.

(d)        “Board” means the Board of Directors of the Company.

(e)        “Change of Control” means any of the following events, as determined by the Administrator:

(i)

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing 50% or more of: (A) the then outstanding shares of Common Stock; (B) the combined voting power of the Company’s then outstanding securities; or (C) the fair market value of all the Company’s then outstanding securities; provided, however, if any “person” is considered to own more than 50% of (I) the then outstanding shares of Common Stock, (II) the combined voting power of the Company’s then outstanding securities, or (III) the fair market value of all the Company’s then outstanding securities, the acquisition of additional securities by the same “person,” shall not be deemed to be a Change in Control;

(ii)

The majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election;

(iii)

The consummation of a merger or consolidation of the Company with any other entity other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person, entity or “group” (as defined in Section 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of: (I) the then outstanding shares of Common Stock; (II) the combined voting power of the Company’s then outstanding securities; or (III) the fair market value of all the Company’s then outstanding securities; or

(iv)	The sale or disposition of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(f)        “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

(g)        “Common Stock “means the common stock of the Company and such other securities of the Company that may be substituted therefor pursuant to Section 8.

(h)        “Company” means Equity Bancshares, Inc., a Kansas corporation, or any successor.

(i)        “Compensation” of an Eligible Employee means the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, but excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments. The Administrator, in its sole discretion, may, on a uniform and nondiscriminatory basis for each Offering, establish a different definition of Compensation.

(j)        “Designated Subsidiary” means any Subsidiary designated by the Administrator in accordance with Section 11(c)(ii).

(k)        “Effective Date” means the date the Plan is adopted by the Board; provided, however, that no Employee will have any rights under the Plan before the first Offering Period, which will be determined by the Administrator in its sole discretion.

(l)        “Eligible Employee” means an Employee (i) who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock and other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code) and (ii) whose customary employment is for five months or more in any calendar year. For purposes of the foregoing sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership will apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options will be treated as stock owned by the Employee; provided, however, that the Administrator may determine in its discretion that an Employee will not be eligible to participate in an Offering if (x) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code and/or (y) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); and, provided, further, that any exclusion in clauses (x) or (y) will be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e).

(m)         “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary. “Employee” does not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the first day immediately following such three (3)-month period.

(n)        “Enrollment Date” means the first Trading Day of each Offering Period.

(o)         “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)        “Fair Market Value” means the value of a Share on a particular date determined by such methods or procedures as may be established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on the Nasdaq Stock Market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

(q)        “Offering Document” has the meaning given to such term in Section 4(a).

(r)        “Offering Period” has the meaning given to such term in Section 4(a).

(s)        “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(t)        “Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to the Plan.

(u)        “Plan” means this Equity Bancshares, Inc. 2019 Employee Stock Purchase Plan, as it may be amended from time to time.

(v)        “Purchase Date” means the last Trading Day of each Offering Period.

(w)        “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document (which purchase price will not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document will be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Section 8(a) and will not be less than the par value of a Share.

(x)        “Securities Act” means the Securities Act of 1933, as amended.

(y)        “Share” means a share of Common Stock.

(z)        “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (i) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (ii) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

(aa)         “Trading Day” means a day on which national stock exchanges in the United States are open for trading.

3.	Shares Subject to the Plan

(a)         Number of Shares. Subject to Section 8, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan is Five Hundred Thousand (500,000) Shares. If any right granted under the Plan terminates for any reason without having been exercised, the Common Stock not purchased under such right will again become available for issuance under the Plan.

(b)         Stock Distributed. Any Common Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

4.	Offering Periods; Offering Documents; Purchase Dates

(a)         Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Common Stock under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period will be set forth in an “Offering Document” adopted by the Administrator, which Offering Document will be in such form and will contain such terms and conditions as the Administrator will deem appropriate and will be incorporated by reference into and made part of the Plan and will be attached hereto as part of the Plan. The provisions of separate Offering Periods under the Plan need not be identical.

(b)        Offering Documents. Each Offering Document with respect to an Offering Period will specify (through incorporation of the provisions of this Plan by reference or otherwise):

(i)	the length of the Offering Period, which period will not exceed twenty-seven (27) months;

(ii)	the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period, to be determined by the Administrator as set forth in Section 5(e); and

(iii)	such other provisions as the Administrator determines are appropriate, subject to the Plan.

5.	Eligibility and Participation

(a)        Eligibility. Any Eligible Employee who is employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period is eligible to participate in the Plan during such Offering Period, subject to the requirements of this Section 5 and the limitations imposed by Section 423(b) of the Code.

(b)        Enrollment in Plan.

(i)

Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.

(ii)

Each subscription agreement will designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee as payroll deductions may not be less than one percent (1%) and may not be more than twenty five percent (25%), or such lower limit as may be set by the Administrator for the Offering Period. The payroll deductions made for each Participant will be credited to an account for such Participant under the Plan and will be deposited with the general funds of the Company.

(iii)

A Participant may decrease (but not increase) the percentage of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5(b), or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant will be allowed one (1) decrease to or suspension of his or her payroll deduction elections during each Offering Period). Any such decrease or suspension of payroll deductions will be effective with the first full payroll period following five (5) business days after the

Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document) but no later than fifteen (15) calendar days prior to the end of the Offering Period. In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension will remain in his or her account and will be applied to the purchase of Shares on the next occurring Purchase Date and will not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Section 7.

(iv)

Except as otherwise set forth in an Offering Document or determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

(c)        Payroll Deductions. Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant will commence on the first payroll following the Enrollment Date and will end on the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Section 7 or suspended by the Participant or the Administrator as provided in Section 5(b) and Section 5(e), respectively.

(d)        Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 7 or otherwise becomes ineligible to participate in the Plan.

(e)        Limitation on Purchase of Common Stock. In connection with each Offering Period, the Administrator, in its sole discretion, may, on a uniform and nondiscriminatory basis, specify:

(i)

A maximum number of Shares that may be purchased by any Participant on any Purchase Date during such Offering Period, which, in the absence of a lower specification by the Administrator, will be Five Hundred (500) Shares; and

(ii)

A maximum aggregate number of Shares that may be purchased by all Participants on any Purchase Date during an Offering Period, which, in the absence of a lower specification by the Administrator, will be Fifty Thousand (50,000) Shares.

If the aggregate number of Shares issuable upon exercise of purchase rights during the Offering Period would exceed any such maximum aggregate number, then, in the absence of any Administrator action otherwise, the maximum aggregate number of Shares will be allocated on a pro rata basis according to each Participant’s accumulated payroll deduction (rounded down to the nearest whole Share). An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds twenty five thousand dollars ($25,000) of the Fair Market Value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation will be applied in accordance with Section 423(b)(8) of the Code.

(f)        Decrease or Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5(e) or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5(e) or the other limitations set forth in this Plan will be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

(g)        Leave of Absence. If a Participant ceases active service by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or by the laws of descent and distribution) shall have the election, exercisable up until no later than 15 calendar days prior to the end of the Offering Period in which such leave of absence commences, to (i) withdraw all the funds in the Participant’s account at the commencement of such leave or (ii) have such funds held for the purchase of Shares at the end of such Offering Period. If no such election is made, then such funds shall automatically be held for the purchase of Shares at the end of such Offering Period. In no event, however, shall any further payroll deductions be added to the Participant’s account following the commencement of such leave of absence. Should the Participant return to active service (x) within 3 months following the commencement of his or her leave of absence or (y) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Company is guaranteed by statute or contract, then his or her payroll deductions under the Plan shall automatically resume upon his or her return at the rate in effect at the time the leave began, and if a new Offering Period begins during the period of the leave, then the Participant will automatically be enrolled in that purchase period at the rate of payroll deduction in effect for him or her at the time the leave commenced, but payroll deductions for that Offering Period shall not actually begin until the Participant returns to active service. However, an individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any subsequent Offering Period in which he or she wishes to participate.

6.	Grant and Exercise of Rights

(a)        Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted a right to purchase the maximum number of Shares specified under Section 4(b), subject to the limits in Section 5(e), and will have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (A) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (B) the applicable Purchase Price (rounded down to the nearest Share). The right will expire on the earlier of: (x) the last Purchase Date of the Offering Period, (y) the last day of the Offering Period and (z) the date on which the Participant withdraws in accordance with Section 7(a) or Section 7(c).

(b)         Purchase of Shares. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares will be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

(c)        Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (i) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as will be practicable and as it determines in its sole discretion to be equitable among all Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Section 6 on such Purchase Date, and will either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Section 9. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares will be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

(d)        Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but is not obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations.

(e)        Conditions to Issuance of Common Stock. The Company is not required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

(i)	The admission of such Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed;

(ii)

The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator will, in its absolute discretion, deem necessary or advisable;

(iii)	The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator will, in its absolute discretion, determine to be necessary or advisable;

(iv)	The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

(v)	The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

(f)        ESPP Broker. If the Administrator designates or approves a stock brokerage or other financial services firm (the “ESPP Broker”) to hold shares purchased under the Plan for the accounts of Participants, the following procedures will apply. Promptly following each Purchase Date, the number of shares of Common Stock purchased by each Participant will be deposited into an account established in the Participant’s name with the ESPP Broker. Each Participant will be the beneficial owner of the Common Stock purchased under the Plan and will have all rights of beneficial ownership in such Common Stock. A Participant will be free to undertake a disposition of the shares of Common Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Common Stock purchased under the Plan must remain in the Participant’s account at the ESPP Broker until the holding period set forth in Section 423 of the Code has been satisfied. With respect to shares of Common Stock purchased under the Plan for which the holding period set forth above has been satisfied, the Participant may move those shares of Common Stock to another brokerage account of the Participant’s choosing or request that a stock certificate be issued and delivered to him or her. Dividends paid in the form of shares of Common Stock with respect to Common Stock in a Participant’s account shall be credited to such account. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Common Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the holding period requirement under this Section 6(f).

7.	Withdrawal; Cessation of Eligibility

(a)         Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than 15 calendar days prior to the end of the Offering Period. All of the Participant’s payroll deductions credited to his or her account during an Offering Period will be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of Shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the next Offering Period unless the Participant timely delivers to the Company a new subscription agreement.

(b)         Future Participation. A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

(c)        Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan pursuant to this Section 7 and the payroll deductions credited to such Participant’s account during the Offering Period will be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12(d), as soon as reasonably practicable, and such Participant’s rights for the Offering Period will automatically terminate.

8.	Adjustments Upon Changes in Stock

(a)        Changes in Capitalization. Subject to Section 8(c), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), Change of Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator will make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3(a) and the limitations established in each Offering Document pursuant to Section 4(b) on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

(b)        Adjustments. Subject to Section 8(c), in the event of any transaction or event described in Section 8(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate (including without limitation any Change of Control), or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)

To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(ii)

To provide that the outstanding rights under the Plan will be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

(iv)	To provide that Participants’ accumulated payroll deductions may be used to purchase Common Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) will be terminated; and

(v)	To provide that all outstanding rights will terminate without being exercised.

(c)        No Adjustment Under Certain Circumstances. No adjustment or action described in this Section 8 or in any other provision of the Plan is authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

(d)         No Other Rights. Except as expressly provided in the Plan, no Participant will have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.

9.	Amendment, Modification and Termination

(a)        Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however , that approval of the Company’s stockholders will be required to amend the Plan to: (i) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3(a) (other than an adjustment as provided by Section 8; (ii) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (iii) change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

(b)        Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator is entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

(c)        Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)	altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii)	shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and

(iii)	allocating Shares.

Such modifications or amendments will not require stockholder approval or the consent of any Participant.

(d)        Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account will be refunded as soon as practicable after such termination, without any interest thereon.

10.	Term of Plan

The Plan is effective as of the Effective Date. The effectiveness of the Plan is subject to approval of the Plan by the stockholders of the Company within twelve months following the date the Plan is first approved by the Board. No right may be granted under the Plan prior to such stockholder approval. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

11.	Administration

(a)         Administrator. Unless otherwise determined by the Board, the Administrator of the Plan will be the Compensation Committee of the Board. Notwithstanding the immediately preceding sentence, the Board may at any time vest in the Board any authority or duties for administration of the Plan.

(b)         Action by the Administrator. Unless otherwise established by the Board or in any charter of the Administrator, a majority of the members comprising the Administrator will constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and, subject to Applicable Law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, will be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other Employee, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(c)        Authority of Administrator. The Administrator will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)	To determine when and how rights to purchase Common Stock will be granted and the provisions of each offering of such rights (which need not be identical).

(ii)	To designate from time to time which Subsidiaries of the Company will be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

(iii)	To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator,

in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

(iv)	To amend, suspend or terminate the Plan as provided in Section 9.

(v)

Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(d)        Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.	Miscellaneous

(a)        Restriction upon Assignment. A right granted under the Plan will not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12(d) hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company will not recognize and will be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

(b)        Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, a Participant will not be deemed to be a stockholder of the Company, and the Participant will not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments will be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

(c)        Interest. No interest will accrue on the payroll deductions or contributions of a Participant under the Plan.

(d)        Designation of Beneficiary.

(i)

A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary will not be effective without the prior written consent of the Participant’s spouse.

(ii)

Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(e)        Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

(f)        Equal Rights and Privileges. Subject to Section 5(g), all Eligible Employees will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Subject to Section 5(g), any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

(g)        Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions.

(h)        Reports. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

(i)        No Employment Rights. Nothing in the Plan will be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

(j)        Notice of Disposition of Shares. Each Participant will give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice will specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

(k)        Governing Law. The Plan and any agreements hereunder will be administered, interpreted and enforced under the internal laws of the State of Kansas without regard to conflicts of laws thereof or of any other jurisdiction.

(l)        Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator will prescribe the time limits within which any such electronic form will be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

EQUITY BANCSHARES, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Signature Signature, if held jointly Date , 2019 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 10:59 p.m., Central Time, on April 23, 2019. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EAS Y PROXY - EQUITY BANCSHARES, INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. CONTROL NUMBER FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED 1. Election of Directors (1) James L. Berglund (2) Randee R. Koger (3) Jerry P. Maland (4) Shawn D. Penner FOR AGAINST ABSTAIN 2. Ratification of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. 3. Approval of the Equity Bancshares, Inc. 2019 Employee Stock Purchase Plan. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A FOR AGAINST ABSTAIN VOTE FOR: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3. Mark here if you plan to attend the meeting.

FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Important Notice Regarding the Internet Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to be held April 24, 2019 The Notice of 2019 Annual Meeting, Proxy Statement and our 2018 Annual Report to Stockholders are available at investor.equitybank.com. EQUITY BANCSHARES, INC. Annual Meeting of Stockholders April 24, 20 19, 5:00 p.m. Central Time PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BO ARD OF DIRECTORS The 2019 Annual Meeting of Stockholders of Equity Bancshares, Inc. will be held on April 24, 2019 at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206. The undersigned acknowledges receipt of the related Notice of 2019 Annual Meeting of Stockholders and Proxy Statement, dated March 22, 2019, accompanying this proxy. The undersigned appoints Brad S. Elliott and Gregory H. Kossover, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A common stock, par value $0.01 per share, of Equity Bancshares, Inc. held of record by the undersigned at the close of business on March 13, 2019 at the 2019 Annual Meeting of Stockholders of Equity Bancshares, Inc. or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)